SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): November 5, 2007

UPFC Auto Receivables Trust 2007-B
(Exact name of registrant as specified in charter)

Texas	333-140138-02	20-5528859
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

c/o UPFC Auto Financing Corporation (as Depositor) 860 W. Airport Freeway, Suite 1702 Hurst, Texas	76054
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (817) 282-9451

This filing relates to Registration Statement No. 333-140138-02

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (I7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 1, 2007; File No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2007 and for the three- and six-month periods ending June 30, 2007 and June 30, 2006 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2007 (which was filed with the Commission on August 9, 2007); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2007 and for the three-month periods ended March 31, 2007 and March 31, 2006 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2007 (which was filed with the Commission on May 10, 2007); and the Current Reports on Form 8-K filed with the Commission on April 25, 2007, July 25, 2007, August 3, 2007, October 11, 2007 (dated October 10, 2007) and October 24, 2007 as they relate to Ambac Assurance Corporation are hereby incorporated by reference in (i) the Company’s Registration Statement and (ii) the prospectus supplement and shall be deemed to be a part hereof.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPFC Auto Financing Corporation

Date: November 5, 2007
/s/ Arash Khazei
Arash Khazei
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.	—